Nature of Entity	12 Months Ended
Sep. 30, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of Entity
Note 1 — Nature of Entity
Amdocs Limited (the “Company”) is a leading provider of software and services to communications, cable and satellite, entertainment and media industry service providers of all sizes throughout the world. The Company and its consolidated subsidiaries operate in one segment and design, develop, market, support, implement and operate its open and modular cloud portfolio.
The Company is a Guernsey limited company, which directly or indirectly holds numerous subsidiaries around the world, the vast majority of which are wholly-owned. The majority of the Company’s customers are in North America, Europe, Asia-Pacific and the Latin America region. The Company’s main development facilities are located in Brazil, Canada, Cyprus, India, Ireland, Israel, Mexico, the Philippines, the United Kingdom and the United States.